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EXHIBIT 10.7

THIS NOTE AND THE COMMON STOCK OF THE COMPANY ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THIS NOTE AND THE COMMON STOCK OF THE COMPANY ISSUABLE UPON THE CONVERSION OF THIS NOTE MAY NOT BE SOLD, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER CONCURRED IN BY COUNSEL FOR THE COMPANY THAT REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                   PENGE CORP.
                           CONVERTIBLE PROMISSORY NOTE

$___________                                        Issue Date:  _______________

         FOR VALUE RECEIVED, Penge Corp., a Nevada corporation (the "COMPANY"), hereby promises to pay to the order of ________________ (the "HOLDER") in lawful money of the United States at the address of the Holder set forth below, the principal amount of ______________________ Dollars ($____________), with simple interest at the rate of __________ (____%) per annum. Interest will be calculated on a 365-day year for the actual number of days elapsed and shall commence on the Issue Date and continue on the outstanding principal until paid in full or converted as provided below.

         1. PURCHASE AGREEMENT. This note (the "NOTE") is issued pursuant to the terms of that certain Convertible Note Purchase Agreement (the "AGREEMENT") dated as of _________ between the Company and the Holder.

         2. MATURITY DATE. The entire outstanding principal balance of this Note, and any unpaid accrued interest, shall be due and payable in full on the date that is ___________ from the Issue Date first set forth above (the "MATURITY DATE") unless prepaid or converted by the Holder prior to the Maturity Date pursuant to the terms of this Note.

         3. CONVERSION.

                  (a) For purposes of this Note, the "CONVERSION PRICE" shall mean (A) $____ for a conversion occurring on or before the six-month anniversary of the Issue Date, (B) $____ for a conversion occurring after the six-month anniversary of the Issue Date but on or before the one-year anniversary of the Issue Date, or (C) $____ for a conversion occurring after the one-year anniversary of the Issue Date but on or before the Maturity Date.

                  (b) At any time before 5:00 p.m. Utah time on the Maturity Date, the Holder may, in its sole discretion, upon timely written notice to the Company stating the amount of principal and interest the Holder intends to convert, convert all, or part, of the outstanding principal amount of this Note and accrued interest on the principal amount, into shares of common stock of the Company ("COMMON STOCK"). The number of shares of Common Stock into which this
Note is convertible shall be calculated in accordance with the following formula:

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                  X = Y/Z

                  Where

                  X = the whole number of shares of Common Stock into which this
                  Note is Convertible;

                  Y = the principal amount of this Note converted plus accrued interest on the principal amount converted; and

                  Z = the Conversion Price

                  (c) If the outstanding shares of Common Stock of the Company are divided into a greater number of shares, the Conversion Price shall be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the Conversion Price shall be proportionately increased. The increases and reductions provided for in this subsection (c) shall be made with the intent and, as nearly as practicable, the effect that percentage of the total equity of the Company obtainable in the event of a conversion under this Section 3 shall be not be affected by any event described in this subsection (c).

         4. DELIVERY OF CERTIFICATE(S). Upon the timely conversion of this Note as set forth above, the Holder shall deliver this Note to the Company, and the Company shall deliver to the Holder a certificate or certificates representing that number of shares of Common Stock into which the Holder is entitled to receive upon such conversion.

         5. FRACTIONAL SHARES. In the event this Note is converted into Common Stock as provided above, no fractional shares will be issued in connection with such conversion. In lieu of fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Conversion Price.

         6. REGISTRATION RIGHTS. When the Company registers any of its securities for its own account or for the account of other security holders of the Company on registration form SB-2, the Company shall include in such registration the Common Stock issuable upon conversion of this Note.

         7. PAYMENT. All amounts payable hereunder shall be paid by the Company in immediately available and freely transferable funds at the place designated by the Holder to the Company for such payment.

         8. ASSIGNMENT. This Note is not assignable, negotiable, or transferable by the holder unless (i) a registration statement with respect to this Note is effective under the Securities Act of 1933, as amended, and any applicable state securities law requirements have been met, or (ii) exemptions from the registration requirements under the Securities Act of 1933, as amended, and the registration or qualification requirements of applicable state securities law are available.

         9. SUCCESSORS AND ASSIGNS. All covenants, agreements and undertakings in this Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

         10. SEVERABILITY. If any provision of the Note is held to be illegal, invalid or unenforceable under any present or future law, then: (i) such provision, or any portion thereof, shall be fully severable; (ii) this Note will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (iii) the remaining provisions of this Note shall remain in full force and effect and shall not be affected by the illegal,


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invalid or unenforceable provision or its severance from this Note; and (iv) in lieu of such illegal, invalid or unenforceable provision there will automatically be added as a part of this Note a legal, valid and enforceable provision on terms as substantially similar as possible to the terms of the illegal, invalid or unenforceable provision.

         11. AMENDMENT. This Note and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

         12. GOVERNING LAW. The terms of this Note shall be construed in accordance with the laws of the State of Nevada as applied to contracts entered into by Nevada residents within the State of Nevada, which contracts are to be performed entirely within the State of Nevada.

         13. NOTICE. Any notice or other communication provided for under this Note shall be in writing and shall be sent by (a) personal delivery, (b) registered or certified mail (return receipt requested) or (c) nationally recognized overnight courier service, to Company or to the Purchaser at their respective addresses set forth on the signature pages of the Agreement. A notice or other communication shall be deemed to have been duly received (a) if personally delivered, on the date of such delivery, (b) if mailed, on the date set forth on the signed return receipt or (c) if delivered by overnight courier, on the date of actual delivery (as evidenced by the receipt of the overnight courier service).

         IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.


                                       PENGE CORP.


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________


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